Exhibit 99.1

IPSCO Inc.

Morgan Stanley

Basic Materials Conference

February 22, 2006

Information contained in this document other than historical information, may be considered forward-
looking. Forward-looking statements can be identified by the use of forward-looking words such as
“believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or
“anticipates” or the negative of these terms or other comparable words, or by discussions of strategy, plans or intentions. Forward-looking information reflects management’s current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: (1) general economic conditions; (2)
changes in financial markets; (3) political conditions and developments, including conflict in the Middle East and the war on terrorism; (4) changes in the supply and demand for steel and our specific steel products; (5)
the level of demand outside of North America for steel and steel products; (6) equipment performance at our manufacturing facilities; (7) the occurrence of any material lawsuits; (8) the availability of capital; (9) our ability to properly and efficiently staff our manufacturing facilities; (10) domestic and international competitive factors, including the level of steel imports into the Canadian and U.S. markets; (11) economic conditions in steel exporting nations; (12) trade sanction activities and the enforcement of trade sanction remedies; (13) supply and demand for scrap steel and iron, alloys and other raw materials; (14) supply, demand and pricing for the electricity and natural gas that we use; (15) changes in environmental and other regulations, including regulations arising from the Canadian Parliament’s ratification of the Kyoto Protocol, and the magnitude of future environmental expenditures; (16) inherent uncertainties in the development and performance of new or modified equipment or technologies; (17) North American interest rates; and (18)
exchange rates.

Special Note Regarding
Forward-Looking Statements

This list is not exhaustive of the factors which may impact our forward-looking statements. These and other factors should be considered carefully and users should not place undue reliance on our forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements.  We undertake no obligation to update forward-looking statements contained in this presentation.

American Iron and Steel Institute

IPS LISTED
TORONTO STOCK EXCHANGE TSX

IPS LISTED NYSE

Steel Tube Institute of North America

50 ipsco

      IPSCO At A Glance

One of North America’s leading steel plate and pipe
producers. IPSCO is a $4+ billion market capitalization stock, dual-listed as “IPS” on the NYSE and TSX.

Uniquely positioned to capitalize on cyclical trends, employing a “steel short” strategy to optimize pricing, production and margins based on current demand across its markets -
industrial, transportation and energy.

A company with modern, state of the art facilities,
management depth and experience, and focus on low-cost
production and profitable growth - propelling the company to record sales, record production and record earnings of $11.96 per diluted share in 2005.

Thunder Bay

Minot

Dickinson

Saskatoon

Edmonton

Lisle

Winnipeg

Brandon

Surrey

Calgary

Red Deer

Regina

Geneva

Montpelier

Camanche

St. Paul

Toronto

Houston

Mobile

Blytheville

Note: Capacity in Tons

Houston, Texas

Temper Mill and

Cut-to-Length Line   300,000

Geneva, Nebraska

Pipe Mill                   120,000

Camanche, Iowa

Pipe Mill                   250,000

Calgary, Alberta

Pipe Mill                    300,000

Red Deer, Alberta

Pipe Mill                   155,000

Surrey, British Columbia

Cut-to-Length Line
                                      150,000

Toronto, Ontario

Temper Mill and

Cut-to-Length Line     300,000

St. Paul, Minnesota

Temper Mill and

Cut-to-Length Line     300,000

Regina, Saskatchewan

Steelworks              1,000,000

Pipe Mills                   650,000

Cut-to-Length Line     150,000

Montpelier, Iowa

Steelworks              1,250,000

Mobile, Alabama

Steelworks              1,250,000

Blytheville, Arkansas

Pipe Mill                          300,000

Steel Products

Tubular Products

Coil Processing

Scrap Processing Centers

Operational Headquarters

Diverse Production And Geographic Capacity

IPSCO’s Products

Tubular Products

Steel Mill Products

Energy
Tubulars
22%

Cut-to-Length
15%

Discrete
Plate  Coil

55%

Large
 Diameter
Tubulars 2%

Non-Energy Tubulars
6%

2005 Sales Distribution

SAMUEL
A Leader in The Metals Industry Since 1855
CATERPILLAR®
PRUDENTIAL
AST Advanced Steel Technology
Russel Metals Inc.

elpaso
TransCanada
Husky
ENCANA
ENBRIDGE
bp

50 IPSCO

Customers by Product Line
Over 600 Customers

Steel Mill Products

Tubular Products

Representative Customers

Representative Customers

6

OEM’s

31%

Distributor

69%

OEM’s

44%

Distributor

56%

Sales Distribution by End Markets

2005 All Products

2005 Steel Mill Products

Shipbuilding/
Marine
Equipment
7%

Rail
Transportation
4%

Oil & Gas

Industry

5%

Construction

Products

5%

Industrial

Equipment

6%

Pipe & Tube

Manufacturing

10%

Machinery &

Centers/

Distributors

62%

Other

1%

Service

Transportation

25%

Construction

12%

Machinery &

Industrial

Equipment

15%

Energy

48%

IPSCO’s Energy Exposure

IPSCO is leveraged to the energy sector through
multiple channels:

Direct exposure through pipe business

Exploration and development - OCTG

Gathering and distribution – line pipe

Transmission – large diameter line pipe

Direct exposure through plate to energy fabricators

Wind Towers, Offshore Platforms, Oilfield Tanks, etc

Indirect exposure through sales to pipe making customers

Two of top ten customers are major energy pipe producers

Indirect exposure through suppliers of equipment to
operators in energy sector

Construction equipment, transportation (rail and barge)

Historical Shipments – 1982 - 2005

We have grown both Tubular and Steel Mill Products

Average CAGR = 10.8%

500,000

1,000,000

1,500,000

1,000,000

2,000,000

3,000,000

Tubular Products

Steel Mill Products

-

-

Shipments (Thousands of Tons)
IPSCO
Nucor (incl. Tuscaloosa)
Mittal USA
Oregon
Algoma
Citisteel
Jindal

Top Plate Producer in North America
Full Year 2005

Oregon/Jindal = No/partial melt

Top 3 > 75% of shipments

Note: Includes Plate in Coil Form

Source: Estimated from Company filings & First River

0

500

1,000

1,500

2,000

2,500

3,000

3,500

Plate Consumers – Late-Cycle Performers

Plate Production is Cost
Competitive Globally

IPSCO utilizes latest technology

North America mills relative to other
nations have availability and cost
advantage to scrap

Man-hours per ton are best-in-class

Growth Driver: Expansion of Value
Added Plate Products

Normalized Plate

Quench Temper Plate

Heavier Gauge Plate

Higher Strength As Rolled Plate

Blast & Painted Plate

000's of tons
US Steel
Maverick
IPSCO
Lone Star
Ns Group

Strong Position in North American Tubes

0

200

400

600

800

1,000

1,200

2005 Energy Tubular Shipments

Top 3 > 40% of North American Capacity

Energy tubulars represent 80% of tubular shipments

Tubular Shipments

-

200.0

400.0

600.0

800.0

1,000.0

1,200.0

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

Energy Tubulars

LD Energy Tubulars

Non-Energy Tubulars

History of innovation dating back
decades:

First in the world with X70 grade
line pipe (1970)

Arctic grade line pipe (1971)

Just in time oilfield OCTG supply
(1974)

First in Canada with heat treated
alloy OCTG (1983)

High strength, low alloy, weldable
steels

Sour service ERW line pipe steels

Premium casing connections for
thermal and horizontal wells

Frontier Pipe Research Centre
Expansion (2005)

Low cost producer

Integrated steel and pipe
maker

Geographically well
positioned

Steady facility upgrades

Low man-hours per ton

Multiple competencies in
multiple mills

Bullet mill technology
(Blytheville)

Six Sigma based continuous
improvement

IPSCO is a Technology and
Low Cost Leader in Pipe

Annual Pipe Production
Capacity By Location

120,000

120,000

Geneva, NB

Total

Small

Diameter

(ERW)

Medium

Diameter

(ERW)

Large

Diameter

(Spiral)

1,725,000

1,125,000

300,000

300,000

Total

300,000

300,000

Blytheville, AR

200,000

200,000

Camanche, IA

155,000

155,000

Red Deer, AB

300,000

300,000

Calgary, AB

650,000

50,000

300,000

300,000

Regina, SK

Typical Product of Pipemills*

  OCTG, Line Pipe and

   Blytheville ERW Mill --------

HSS

   Geneva ERW Mill -----------

OCTG, Line Pipe and

   Camanche ERW Mill -------

OCTG, Line Pipe and HSS

   Red Deer REW Mill ---------

OCTG

   Calgary ERW Mill ------------

OCTG, Line Pipe and HSS

   Regina 2” ERW Mill ---------

Medium Diameter Line Pipe,

    Regina 24” ERW Mill -------

Large Diameter Line Pipe

Regina Spiral Mills ----------

* Small Diameter unless otherwise stated

Large OCTG

Standard Pipe

Standard Pipe

Competitors:
Major North American Energy Pipe Producers
Diameter Range

0

5

10

15

20

25

30

35

40

45

50

55

IPSCO

Oregon

Berg

USS

ACIPCO

Stupp

NSS

Maverick

LSS

V&M Star

Finished Product Outside Diameter (OD) - Inches

Growth Driver: Energy Tubular

Regina

Red Deer

Camanche

Calgary

Blytheville

Rig Count – Canada

Rig Count – US

High natural gas prices are expected to drive higher rig counts, which in turn will drive consumption of energy tubulars

= High drilling activity areas

Source – Baker Hughes

700

900

1,100

1,300

1,500

1,700

1

7

12

18

24

29

35

41

46

52

2002

2003

2004

2005

2006

Week

Current (Week 5)

Rig Count = 1,513

0

100

200

300

400

500

600

700

800

1

7

12

18

24

29

35

41

46

52

2002

2003

2004

2005

2006

Week

Spring Breakup

Current (Week 5)

Rig Count = 727

Large Diameter – Spiral Market >24”

The outlook is very strong

Booked near capacity for the balance of the year

Enbridge commitment reserves 160,000 tons of
production time beginning in the second half of
2006

Potential Future Projects: 2,600,000 tons

Alaska Gas Producers

Mackenzie Valley Pipeline

Oil Sands Pipelines

The Outlook For IPSCO’s Pipe Is Strong

High energy prices driving hydrocarbon exploration,
development, transportation together with the
development of alternative energy sources

Exploration and development drilling (OCTG) is at a
high level

Steel intensive oil sands development

Numerous large diameter transmission lines in
development stage:

Oil from Alberta to markets on West Coast or US refineries

Multiple transmission lines in the US

The Northern lines

Powerful Product Synergies

Product Marketing

Cost Minimization

Flexibility in Optimizing Product Production

The Combination of Steel Production with
downstream value added process are very
powerful in:

to Match Market Demand

Full Year 2005
Operating Performance

+38

   $8.69

$11.96

Diluted EPS

+29

   455

  586

Net Income

+43

   619

  884

Income Before Tax

+36

   663

  898

Operating Income

+20

   $2,531

$3,033

Sales

B/(W)

% Chg.

2004

2005

Fourth consecutive record year of sales and production

Record operating profit per ton of $259

Record full year earnings

Record coil and plate production of 3.4M tons

Record energy tubular shipments of 775,000 tons

$ millions except EPS

Industry-Leading Profitability

Operating Income as a % of Sales

-10.0%

-5.0%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

Algoma

Dofasco

U.S. Steel

AK

Mittal

IPSCO

Steel

Dynamics

Nucor

Maverick

LoneStar

NS Group

Grant

Prideco

Full Year 2004

Q1 2005

Q2 2005

Q3 2005

Q4 2005

Full Year 2005

l--------------------Integrated-------------------------l

l-----------Mini-mills-----------l

l-----------------Tubular------------------l

*

* Full Year 2004, Q4 2005 and Full Year 2005  Include Benefit

Corridor and other charges

* Full Year 2004, Q4 2005 and Full Year
2005  Include Benefit Corridor and other
charges

Mini-mills

Industry-Leading Profitability

Operating income per ton

-$50

$0

$50

$100

$150

$200

$250

$300

Algoma

Dofasco

U.S. Steel

AK *

IPSCO

Steel Dynamics

Nucor

Full Year 2004

Q1 2005

Q2 2005

Q3 2005

Q4 2005

Full Year 2005

Integrated

Cash Flow Summary

2005

2004

$586

$455

83

80

(138)

(96)

(29)

(67)

(10)

(23)

(133)

(109)

(230)

(141)

Net Income

Amortization

Working Capital

Capital Expenditures

Common Share Dividends

Common Share Repurchase

Retirement of Preferred Shares

Repayment of Debt

Balance Sheet/Key Metrics

12/31/05

12/31/04

$ in Millions

Cash and Equivalents

Inventories

Receivables

Accounts Payable

Long-Term Debt

Total Debt to Capital

$583

$355

$506

$434

$389

$340

$304

$247

$317

$542

15.8%

29.5%

Recordable Accidents
Per 200,000 Hours Worked

1

2

3

4

5

6

7

8

9

10

0

2002

2003

2004

2005

8.6

6.5

5.3

3.4

Employee Incentives Aligned
with Shareholder Interest

Incentives based on
productivity, safety, and/or
corporate profitability

All Other Employees

Rewarded for achieving
Budget Goals and Return on
Equity

Key Managers

Rewarded for Return on
Capital and Performance
Relative to Peers

Senior Officers

IPSCO Positioned To Grow

The Company has 50 years experience in the oil
and gas sector

Has the financial resources to invest in new
opportunities

With steel mills now positioned, strategy is to
increase steel take-away capability

Energy sector pipe is a desirable, value added outlet for steel

IPSCO has significant room to grow in North American
energy pipe market

Current direction is to grow state-of-the-art capability

    through greenfield construction and/or acquisition

Growth Strategy: Strategic Capital
Expenditures

Increase Heat Treating Capabilities –  Expanding production
capacities in higher value heat treat, quench and tempered pipe in
Calgary, Alberta and plate in Mobile, Alabama

Eliminate Bottlenecks – Rebalancing processes and executing Six
Sigma programs within each facility that will unlock added capacity and improve asset utilization

Expand Finishing Processes – Investing in new value-added
processes that improve the mix and margins of our product lines

Broaden Product Offerings – Expand pipe diameter offerings in casing to include larger popular diameters in high collapse grades of steel

Strategic Synergies – Invest in projects that create synergies with our core business strategies

Financial Strategy: Use of Cash

Invest In The Business – modest capital spending needs; strong cash flow provides good defense in downturns

Make Smart Acquisitions – looking for geographic and
complementary acquisitions, not willing to overpay

Return Cash To Shareholders – increased dividend from Cdn $0.25 in 2004 to Cdn $0.56 2005; repurchased 2.8 million shares ($133M)

Maintain Strong Balance Sheet – debt (including Montpelier lease)
to total capitalization of 15.8% at year-end; net cash as of December
31 of $252M ($583M cash & equiv. less $331M long-term debt);

Outlook

Believe end-user demand for steel mill products will
remain relatively stable in 2006

Expect high oil and gas prices will continue to drive high
rig counts and demand for OCTG products

Expect spiral pipe mill will run at near capacity
throughout 2006

Anticipate that higher costs of steel making inputs will
result in some margin compression in first quarter 2006

Conclusion

IPSCO:

Is Globally Competitive on cost and quality

Has Significant Market Share in the plate and pipe
markets it serves with complimentary product lines

Leads in New Technologies necessary to make value-
added steel and energy pipe for the oil & gas industry

Employs a “Steel Short” strategy across
complementary product lines which enables IPSCO to
optimize production and profitability

Possesses Financial Flexibility to support an
opportunistic expansion/acquisition strategy

Positioned to outperform our peers through the cycle -
creating long-term SHAREHOLDER VALUE

Thank You

David Sutherland

President and Chief Executive Officer

Dave Sutherland has been President and CEO of IPSCO Inc. since January, 2002. He joined
IPSCO in 1977. Early in his career he held senior managerial positions in the staff areas of
Employee and Industrial Relations in Regina. In April, 2000 Sutherland moved to the company’s newly formed operational headquarters in Lisle, Illinois, a suburb of Chicago. He was promoted to
Executive Vice President and Chief Operating Officer in April, 2001, and to President and CEO just nine months later.

Dave Sutherland’s IPSCO career has seen him work in all aspects of the company’s business –
steel, tubulars, and coil processing. He has held important line and staff positions and has been deeply involved in both manufacturing and sales. During Dave Sutherland’s tenure with IPSCO the company has grown from a relatively small Western Canadian steel and pipe company to a NAFTA
– based bi-national multi location developer and producer of high quality steel and tubular products.
IPSCO sales have increased over 360% since 1997 to nearly $2.5 billion US in 2004.

In addition to his broad experience in all aspects of IPSCO’s business, Dave Sutherland possesses a Bachelor of Commerce degree from the University of Saskatchewan and a Masters of Business
Administration from the Katz Graduate School of Business at the University of Pittsburgh.

Mr. Sutherland also holds directorships with the Steel Manufacturers Association (SMA) where he is
Treasurer, the American Iron & Steel Institute (AISI) where he is the Vice Chair, the Canadian Steel
Producers Association (CSPA) where he is Chair, the International Iron & Steel Institute (IISI),
National Association of Manufacturers (NAM) and the C.D. Howe Institute. He is a member of the
Canadian Council of Chief Executives and of the Council’s North American Security and Prosperity
Initiative.

Vicki Avril

Senior Vice President and Chief Financial Officer

Ms. Avril joined IPSCO in May 2004 after nearly 30 years of financial, treasury and accounting management experience including 23 years in the steel industry.

From 2001 to 2003 Ms. Avril served as Senior Vice President and Chief Financial Officer of Wallace
Computer Services, a $1.6 billion publicly held print management company.  Ms. Avril was deeply involved in the sale of Wallace to Moore Corp., forming MooreWallace, the third largest printing company in the United States.  Prior to joining Wallace, Ms. Avril was Vice President Finance and
Chief Financial Officer for Inland Steel Industries, the $5 billion NYSE-listed parent company of steel manufacturer Inland Steel and steel distributor Ryerson Tull, headquartered in Chicago, Illinois.  Prior to assuming the CFO slot, Ms. Avril also served Inland for four years as Corporate Treasurer and
Director of Planning and earlier in her career received numerous promotions in the finance, treasury and accounting functions over her 23 years with Inland.

Ms. Avril earned her MBA in Finance from the University of Chicago and her B.S. in Accounting from the University of Illinois.  She serves as a Director of Greif, Inc. a $2 billion NYSE-listed company that is a world leader in industrial packaging products and services.  She also serves on their Audit,
Compensation and Stock Options Committees.

Thomas Filstrup

Director of Investor Relations

Mr. Filstrup joined IPSCO in August 2005 after more than 20 years of investor relations and financial experience with Whirlpool Corporation, where he was most recently Director, Investor Relations.

Mr. Filstrup joined Whirlpool at its corporate headquarters in Benton Harbor, Michigan in 1983 and held various positions in the internal audit department.  In 1988 Mr. Filstrup was named Director of
Investor Relations where he developed Whirlpool’s first investor relations marketing program.  From
1988 to 1997 Mr. Filstrup was also responsible for managing the assets of the company’s $2 billion
Pension and 401(k) plans.  Prior to joining Whirlpool, he was self-employed and owned and operated three restaurants in the Austin, Texas area.

Mr. Filstrup earned his MBA from Northwestern University and his B.S. in Mechanical Engineering
from the University of Michigan.  He has been active with the National Investor Relations Institute
(NIRI) as both a member of the National Board of Directors and Chair of the Audit Committee.  Mr.
Filstrup is also a member of the NIRI Senior Roundtable and MAPI Investor Relations Council.